NOTE 7 - SHARE BASED COMPENSATION AND EMPLOYEE BENEFIT PLANS (Detail) - Schedule of compensation cost allocation (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Selling, general and administrative:
Share-based compensation expense before tax	$ 532	$ 339
Income tax benefit	181	115
Net share-based compensation expense	$ 351	$ 224